                           SELECT MEDICAL CORPORATION

                             1997 STOCK OPTION PLAN
                             ----------------------


          WHEREAS, Select Medical Corporation, a Delaware corporation, (the "Company") desires to award incentive and nonqualified stock options to certain individuals;

          NOW, THEREFORE, effective as of October 13, 2000, the Select Medical Corporation 1997 Stock Option Plan as adopted October 30, 1997 is hereby amended and restated under the following terms and conditions:

       1. Purpose. The Select Medical Corporation 1997 Stock Option Plan (the
          -------
"Plan") is intended to provide a means whereby the Company may, through the grant of incentive stock options and nonqualified stock options (collectively, the "Options") to purchase shares of common stock, par value $0.01 per share, of the Company ("Common Stock") to officers and other key employees of the Company or a "Related Corporation" (as defined below) ("Key Employees"), to non-employee directors of the Company ("Non-Employee Directors"), and to consultants of the Company or a Related Corporation who are not officers or employees thereof ("Consultants"), attract and retain such Key Employees, Non-Employee Directors and Consultants and motivate each of them to exercise his or her best efforts on behalf of the Company and any Related Corporation; provided that only nonqualified stock options may be granted to Non-Employee Directors or to Consultants.

          For purposes of the Plan, a "Related Corporation" shall mean, solely in the case of incentive stock options, either a "subsidiary corporation" of the Company, as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), or the "parent corporation" of the Company, as defined in
Section 424(e) of the Code. The term "Related Corporation" shall mean, solely in the case of nonqualified stock options, any of the following:

          (a) A subsidiary corporation of the Company as defined in Section 424(f) of the Code;

          (b) A parent corporation of the Company, as defined in Section 424(e) of the Code; or

          (c) Any trade or business (whether or not incorporated) which is directly or indirectly owned 50 percent or more by the Company or is directly or indirectly controlled by the Company.

Further, as used in the Plan, (i) the term "ISO" shall mean an option which, at the time such option is granted, qualifies as an incentive stock option within the meaning of

Section 422 of the Code and is designated as an ISO in the "Option Agreement" (as defined in Section 8 hereof); and (ii) the term "NQSO" shall mean an option which, at the time such option is granted, does not qualify as an ISO, and is designated as a nonqualified stock option in the Option Agreement.

       2. Administration.
          --------------

          (a) The Plan shall be administered by the Company's Stock Option Committee (the "Committee"), the members of which shall be appointed by, and shall serve at the pleasure of, the Company's Board of Directors (the "Board"). The Board shall change the membership of the Committee, to the extent necessary, so that on and after the date the Company first registers equity securities under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Committee shall consist solely of not fewer than two non-employee directors (within the meaning of Rule 16b-3(b)(3) under the Exchange Act, or any successor thereto) of the Company who are also outside directors (within the meaning of Treas. Reg. Section 1.162-27(e)(3), or any successor thereto) of the Company. Each member of the Committee, while serving as such, shall be deemed to be acting in his or her capacity as a director of the Company.

          (b) In the event a committee has not been established in accordance with subsection (a) above, or cannot be constituted to vote on the grant of an Option (for example, because of state laws governing corporate self-dealing), the entire Board shall serve as the Committee for all purposes of the Plan; provided, however, that a member of the Board shall not participate in a vote approving the grant of an Option to himself or herself to the extent provided under the laws of the State of Delaware governing corporate self-dealing.

          The Committee shall have full authority, subject to the terms of the Plan, to select the Key Employees, Non-Employee Directors and Consultants to be granted Options under the Plan, to grant Options on behalf of the Company, and to set the date of grant and the other terms of such Options in accordance with the Plan. The Committee may correct any defect, supply any omission, and reconcile any inconsistency in this Plan and in any Option granted hereunder in the manner and to the extent it deems desirable. The Committee may also, in its discretion, (i) cancel an Option and grant a new Option to replace the cancelled Option, or (ii) pay the Key Employee, Non-Employee Director or Consultant an amount equal to the excess of the fair market value of the Common Stock on the date of cancellation over the exercise price of Options which are exercisable at that time. However, if the Committee adjusts the price of an Option or replaces an Option, the resulting Option shall be treated as a new Option granted on the date of such change or replacement and shall comply with the terms of the Plan as such.

          The Committee also shall have the authority to establish such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, to amend, modify, or rescind any such rules and regulations, and to make such determinations and interpretations under, or in connection with, the Plan, as it deems necessary or advisable. All such rules, regulations, determinations, and interpretations shall be binding and conclusive upon the Company, its shareholders and all Key Employees, Non-Employee Directors and Consultants, upon their respective legal representatives, beneficiaries, successors, and assigns, and upon all other persons claiming under or through any of them.

          No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

       3. Eligibility. The persons who shall be eligible to receive Options
          -----------
under the Plan shall be the Key Employees (including any directors who also are officers or key employees), Non-Employee Directors and Consultants. Key Employees shall be entitled to receive ISOs and NQSOs. Non-Employee Directors and Consultants shall be eligible to receive only NQSOs. More than one Option may be granted to a Key Employee, Non-Employee Director or Consultant under the Plan. A Key Employee, Non-Employee Director or Consultant who has been granted an Option under the Plan shall hereinafter be referred to as an "Optionee."

       4. Stock. Options may be granted under the Plan to purchase up to a
          -----
maximum of 10,000,000 shares of Common Stock, par value $0.01 per share, plus an additional amount, calculated by the Committee from time to time, equal to 14% of the Company's total issued and outstanding Common Stock in excess of 60,000,000 shares; provided that not more than 15,000,000 shares of Common Stock may be issued upon exercise of Incentive Stock Options. Notwithstanding anything to the contrary herein contained, in no event will the number of shares of Common Stock available for grant under the Plan be less than 14% of the Company's total issued and outstanding Common Stock. On and after the date the Company first registers equity securities under Section 12 of the Exchange Act, no Key Employee shall receive Options for more than 15,000,000 shares of the Company's Common Stock either in any calendar year or over the life of the Plan. However, both of the limits in the preceding sentence shall be subject to adjustment as hereinafter provided. Shares issuable under the Plan may be authorized but unissued shares or reacquired shares, and the Company may purchase shares required for this purpose, from time to time, if it deems such purchase to be advisable.

          If any Option granted under the Plan expires or otherwise terminates for any reason whatsoever (including, without limitation, the Optionee's surrender thereof) without having been exercised, the shares subject to the unexercised portion of the Option shall continue to be available for the granting of Options under the Plan as fully as if the shares had never been subject to an Option; provided, however, that (i) if an Option is cancelled, the shares of Common Stock covered by the cancelled Option shall

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be counted against the maximum number of shares for which Options may be granted to a single Key Employee, and (ii) if the exercise price of an Option is reduced after the date of grant, the transaction shall be treated as a cancellation of the original Option and the grant of a new Option for purposes of such maximum.

       5. Granting of Options. From time to time until the expiration or earlier
          -------------------
suspension or discontinuance of the Plan, the Committee may, on behalf of the Company, grant to Key Employees, Non-Employee Directors and Consultants under the Plan such Options as it determines in its sole discretion are warranted; provided, however, that grants of ISOs and NQSOs shall be separate and not in tandem.

       6. Annual Limit.
          ------------

          (a) ISOs. The aggregate fair market value (determined under Section
              ----
7(b) hereof as of the date the ISO is granted) of the Common Stock with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (counting ISOs under this Plan and under any other stock option plan of the Company or a Related Corporation) shall not exceed $100,000. If an Option intended as an ISO is granted to a Key Employee and the Option may not be treated in whole or in part as an ISO pursuant to the $100,000 limitation, the Option shall be treated as an ISO to the extent it may be so treated under the limitation and as an NQSO as to the remainder. For purposes of determining whether an ISO would cause the limitation to be exceeded, ISOs shall be taken into account in the order granted.

          (b) NQSOs. The annual limits set forth above for ISOs shall not apply
              -----
to NQSOs.

       7. Terms and Conditions of Options. Options granted pursuant to the Plan
          -------------------------------
shall include expressly or by reference the following terms and conditions, as well as such other provisions not inconsistent with the provisions of this Plan and, for ISOs granted under this Plan, the provisions of Section 422(b) of the Code, as the Committee shall deem desirable. Moreover, the Committee may provide in the Option that said Option may be exercised only if certain conditions, as determined by the Committee, are fulfilled.

          (a) Number of Shares. The Option shall state the number of shares of
              ----------------
Common Stock to which it pertains.

          (b) Price. The Option shall state the Option price which shall be
              -----
determined and fixed by the Committee in its discretion but, in the case of an ISO, shall not be less than the higher of 100 percent (110 percent in the case of a more-than-10-percent shareholder, as provided in subsection (k) below) of the fair market value of the shares of Common Stock subject to the Option on the date the ISO is granted, or the par value thereof, and, in the case of an NQSO, may be less than 100 percent of the fair

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market value of such optioned shares, as determined by the Committee at the time the NQSO is granted.

          The fair market value of a share of Common Stock shall mean (i) the average of the closing prices of the sales of the class of Common Stock on all securities exchanges on which such Common Stock may at the time be listed, or
(ii) if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or (iii) if on any day such Common Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or (iv) if on any day such Common Stock is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated or any similar successor organization. If at any time such Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the fair market value shall be the fair value of such Common Stock as determined in good faith by the Board.

          (c) Term
              ----

              (1) ISOs. Subject to earlier termination as provided in
                  ----
subsections (e), (f), and (g) below, the term of each ISO shall not be more than 10 years (five years in the case of a more-than-10-percent shareholder, as discussed in subsection (k) below) from the date of grant of such ISO.

              (2) NQSOs. Subject to earlier termination as provided in
                  -----
subsections (e), (f), and (g) below, the term of each NQSO shall not be more than 10 years from the date of grant.

          (d) Exercise. Options shall be exercisable in such installments, upon
              --------
fulfillment of such other conditions and on such dates as the Committee may specify.

          Any exercisable Options may be exercised at any time up to the expiration or termination of the Option. Exercisable Options may be exercised, in whole or in part and from time to time, by giving written notice of exercise to the Company at its principal office, specifying the number of shares to be purchased and accompanied by payment in full of the aggregate Option exercise price for such shares. Only full shares shall be issued under the Plan, and any fractional share which might otherwise be issuable upon exercise of an Option granted hereunder may be forfeited at the Company's discretion.

          The Option price shall be payable in the case of an ISO, if the Committee in its discretion causes the Option Agreement so to provide, and in the case of an NQSO, if the Committee in its discretion so determines at or prior to the time of exercise --

          (1) in cash or its equivalent;

          (2) in shares of Common Stock previously acquired by the Optionee; provided that (i) if such shares of Common Stock were acquired through the exercise of an ISO and are used to pay the Option price for ISOs, such shares have been held by the Optionee for a period of not less than the holding period described in Section 422(a)(1) of the Code on the date of exercise, or (ii) if such shares of Common Stock were acquired through the exercise of an NQSO and are used to pay the Option price of an ISO, or if such shares of Common Stock were acquired through the exercise of an ISO or an NQSO and are used to pay the Option price of an NQSO, such shares have been held by the Optionee for a period of more than one year on the date of exercise;

          (3) in shares of Common Stock newly acquired by the Optionee upon exercise of such Option (which shall constitute a disqualifying disposition in the case of an Option which is an ISO);

          (4) by delivering a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price of the Option; or (5) if the Committee so determines, at the date of grant in the case of an ISO, or at or after the date of grant in the case of an NQSO, and if the Optionee thereafter so requests, (i) the Company will loan the Optionee the money required to pay the exercise price of the Option; (ii) any such loan to an Optionee shall be made only at the time the Option is exercised; and (iii) the loan will be made on the Optionee's personal negotiable demand promissory note, bearing interest at the lowest rate which will avoid imputation of interest under Section 7872 of the Code, with a pledge of the Common Stock acquired upon exercise (unless the Committee, at the time of grant, chooses to waive the pledge requirement), and including such other terms as the Committee may prescribe; or

          (6) in any combination of (1), (2), (3), (4), and (5) above.

       In the event the Option price is paid, in whole or in part, with shares of Common Stock, the portion of the Option price so paid shall be equal to the aggregate fair market value (determined under subsection (b) above, but as of the date of exercise of the Option, rather than the date of grant) of the Common Stock so surrendered in payment of the Option price.

          (e) Termination of Employment or Service. If an Optionee's employment
              ------------------------------------
by or service for the Company or a Related Corporation is terminated by any such party prior to the expiration date fixed for his or her Option for any reason other than death or disability, such Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of such termination, or to any greater extent permitted by the Committee, by the Optionee at any time prior to the earlier of (i) the expiration date specified in such Option, or (ii) an accelerated expiration date determined by the Committee, in its discretion, and set forth in the Option Agreement; except that, such accelerated expiration date shall not be earlier than the date of the Optionee's termination of employment or service, and in the case of ISOs, such accelerated expiration date shall be no later than three months after such termination of employment or service.

          (f) Exercise upon Disability of Optionee. If a Optionee becomes
              ------------------------------------
disabled (within the meaning of Section 22(e)(3) of the Code) during his or her employment by or service for the Company or a Related Corporation and, prior to the expiration date fixed for his or her Option, his or her employment or service is terminated as a consequence of such disability, such Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of such termination, or to any greater extent permitted by the Committee, by the Optionee at any time prior to the earlier of (i) the expiration date specified in such Option, or (ii) an accelerated termination date determined by the Committee, in its discretion, and set forth in the Option Agreement; except that, such accelerated termination date shall not be earlier than the date of the Optionee's termination of employment or service by reason of disability, and in the case of ISOs, such accelerated termination date shall be no later than one year after such termination of employment. In the event of the Optionee's legal disability, such Option may be exercised by the Optionee's legal representative.

          (g) Exercise upon Death of Optionee. If an Optionee dies during his or
              -------------------------------
her employment by or service for the Company or a Related Corporation, and prior to the expiration date fixed for his or her Option, or if an Optionee whose employment or service is terminated for any reason, dies following his or her termination of employment or service but prior to the earliest of (i) the expiration date fixed for his or her Option, (ii) the expiration of the period determined under subsections (e) and (f) above, or (iii) in the case of an ISO, three months following termination of employment, such Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of his or her death, or to any greater extent permitted by the Committee, by the Optionee's estate, personal representative, or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee. Such post-death exercise may occur at any time prior to the earlier of (i) the expiration date specified in such Option or (ii) an accelerated termination date determined by the Committee, in its discretion, and set forth in the Option Agreement; except that, such accelerated termination date shall not be earlier than one year, nor later than three years, after the date of death.

          (h) Extension of Accelerated Expiration Date. The Committee, in its
              ----------------------------------------
discretion, shall have the authority to extend any accelerated expiration date otherwise fixed under subsection (e), (f), or (g) above; provided the Optionee or the Optionee's estate, personal representative, or beneficiary consents to such extension. In the case of an ISO, the Optionee or the Optionee's estate, personal representative, or beneficiary must also acknowledge in writing that such extension will cause the ISO to be treated as an NQSO thereafter.

          (i) Non-Transferability. No ISO and (except as otherwise provided in
              -------------------
any Option Agreement) no NQSO shall be assignable or transferable by the Optionee other than by will or by the laws of descent and distribution, and (subject to the preceding clause) during the lifetime of the Optionee, shall be exercisable only by the Optionee or by the Optionee's guardian or legal representative. If the Optionee is married at the time of exercise and if the Optionee so requests at the time of exercise, the certificate or certificates shall be registered in the name of the Optionee and the Optionee's spouse, jointly, with right of survivorship.

          (j) Rights as a Shareholder. An Optionee shall have no rights as a
              -----------------------
shareholder with respect to any shares covered by his or her Option until the issuance of a stock certificate to the Optionee for such shares.

          (k) Ten Percent Shareholder. If a Key Employee owns more than 10
              -----------------------
percent of the total combined voting power of all shares of stock of the Company or of a Related Corporation at the time an ISO is granted to him, the Option price for the ISO shall be not less than 110 percent of the fair market value (as determined under subsection (b) above) of the optioned shares of Common Stock on the date the ISO is granted, and such ISO, by its terms, shall not be exercisable after the expiration of five years from the date the ISO is granted. The conditions set forth in this subsection shall not apply to NQSOs.

          (l) Listing and Registration of Shares. Each Option shall be subject
              ----------------------------------
to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of the shares of Common Stock covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the purchase of shares of Common Stock thereunder, or that action by the Company or by the Optionee should be taken in order to obtain an exemption from any such requirement, no such Option may be exercised, in whole or in part, unless and until such listing, registration, qualification, consent, approval, or action shall have been effected, obtained, or taken under conditions acceptable to the Committee. Without limiting the generality of the foregoing, each Optionee or his or her legal representative or beneficiary may also be required to give satisfactory assurance that shares purchased upon exercise of an Option are being purchased for investment and not with a view to distribution, and certificates representing such shares may be legended accordingly.

          (m) Withholding and Use of Shares to Satisfy Tax Obligations. The
              --------------------------------------------------------
obligation of the Company to deliver shares of Common Stock to a Key Employee upon the exercise of any Option (or cash in lieu thereof) shall be subject to applicable federal, state, and local tax withholding requirements.

          If the exercise of any Option is subject to the withholding requirements of applicable federal tax law, the Committee, in its discretion, may permit or require the Key Employee to satisfy the federal withholding tax, in whole or in part, by electing to have the Company withhold shares of Common Stock subject to the exercise (or by returning previously acquired shares of Common Stock to the Company). The Company may not withhold shares in excess of the number necessary to satisfy the minimum federal income tax withholding requirements. Shares of Common Stock shall be valued, for purposes of this subsection, at their fair market value under subsection (b) above, but as of the date the amount attributable to the exercise of the Option is includable in income by the Key Employee under Section 83 of the Code (the "Determination Date"). If shares of Common Stock acquired by the exercise of an ISO are used to satisfy the withholding requirement described above, such shares of Common Stock must have been held by the Key Employee for a period of not less than the holding period described in Section 422(a)(1) of the Code as of the Determination Date.

          The Committee shall adopt such withholding rules as it deems necessary to carry out the provisions of this subsection.

       8. Option Agreements -- Other Provisions. Options granted under the Plan
          -------------------------------------
shall be evidenced by written documents ("Option Agreements") in such form as the Committee shall from time to time approve, and containing such provisions not inconsistent with the provisions of the Plan (and, for ISOs granted pursuant to the Plan, not inconsistent with Section 422(b) of the Code), as the Committee shall deem advisable. The Option Agreements shall specify whether the Option is an ISO or NQSO. Each Optionee shall enter into, and be bound by, an Option Agreement in connection with the grant of an Option.

       9. Capital Adjustments. The number of shares which may be issued under
          -------------------
the Plan, and the maximum number of shares with respect to which Options may be granted to any individual under the Plan, as stated in Section 4 hereof, and the number of shares issuable upon exercise of outstanding Options under the Plan (as well as the Option price per share under such outstanding Options) shall, subject to the provisions of Section 424(a) of the Code, be adjusted, as may be deemed appropriate by the Committee, to reflect any stock dividend, stock split, share combination, or similar change in the capitalization of the Company. In the event any such change in capitalization cannot be reflected in a straight mathematical adjustment of the number of shares issuable upon the exercise of outstanding Options (and a straight mathematical adjustment of the exercise price thereof), the Committee shall make such adjustments as are appropriate to reflect most nearly such straight mathematical adjustment. Such adjustments shall be made only as necessary to maintain the proportionate interest of Optionees, and preserve, without exceeding, the value of Options.

      10. Certain Corporate Transactions. In the event of a corporate
          ------------------------------
transaction (as that term is described in Section 424(a) of the Code and the Treasury Regulations issued thereunder as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), each outstanding Option shall be assumed by the surviving or successor corporation.

      11. Exercise Upon Change in Control
          -------------------------------

          (a) Notwithstanding any other provision of this Plan, all outstanding Options shall become fully vested and exercisable upon a Change in Control.

          (b) "Change in Control" shall be deemed to have taken place if:

              (1) any person, including a group but excluding the Company or any stockholder of the Company as of October 13, 2000, becomes the beneficial owner of shares of the Company having 50 percent or more of the total number of votes that may be cast for the election of directors of the Company other than by acquiring such shares directly from the Company;

              (2) there occurs any cash tender or exchange offer for shares of the Company, merger or other business combination, or sale of assets, or any combination of the foregoing transactions, and as a result of or in connection with any such event persons who were directors of the Company before the event shall cease to constitute a majority of the board of directors of the Company or any successor to the Company; or

              (3) during any period of two consecutive calendar years beginning after the date of the initial public offering of the Common Stock, members of the Incumbent Board cease for any reason to constitute a majority of the Board; for this purpose, the "Incumbent Board" shall consist of the individuals who at the beginning of such period constitute the entire Board and any new director -- other than a director (i) designated or nominated by, or affiliated with, a person who has entered into an agreement with the Company to effect a transaction described in (2) above, or (ii) who initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 under the Exchange Act) or other actual or threatened solicitation of proxies or contests by or on behalf of a person other than the Board (a "Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest -- whose election by the Board or nomination for election by the stockholders of the Company was approved by a vote of at least 2/3rds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved.

      12. Amendment or Termination of the Plan
          ------------------------------------

          (a) In General. The Board, pursuant to a written resolution, from time
              ----------
to time may suspend or terminate the Plan or amend it, and the Committee may amend any outstanding Options in any respect whatsoever; except that, without the approval of the shareholders (given in the manner set forth in subsection
(b) below) --

              (1) with respect to ISOs, no amendment may be made which would --

                  (A) change the class of employees eligible to participate in the Plan;

                  (B) except as permitted under Section 9 hereof, increase the maximum number of shares of Common Stock with respect to which ISOs may be granted under the Plan; or

                  (C) extend the duration of the Plan under Section 19 hereof with respect to any ISOs granted hereunder.

              (2) on and after the date the Company first registers equity securities under Section 12 of the Exchange Act, no amendment may be made which would require shareholder approval pursuant to Treas. Reg. Section 1.162-27(e)(4)(vi) or any successor thereto.

Notwithstanding the foregoing, no such suspension, discontinuance or amendment shall materially impair the rights of any holder of an outstanding Option without the consent of such holder.

          (b) Manner of Shareholder Approval. The approval of shareholders must
              ------------------------------
comply with all applicable provisions of the corporate charter and bylaws of the Company, and must be effected --

              (1) by a method and in a degree that would be treated as adequate under applicable state law in the case of an action requiring shareholder approval (i.e., an action on which shareholders would be entitled to vote if the action were taken at a duly held shareholders' meeting or by a duly executed written consent); or

              (2) by a majority of the votes cast (including abstentions, to the extent abstentions are counted as voting under applicable state law), in a separate vote at a duly held shareholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan.

      13. Company's Right of First Refusal and Right to Repurchase Common Stock;
          ----------------------------------------------------------------------
Proxy or Voting Agreement. Any shares of Common Stock issued pursuant to the
-------------------------
exercise of Options that were granted under this Plan shall be subject to this Section until the date the Company completes a public offering of its Common Stock under the Securities Act of 1933, as amended (the "Securities Act"). Common Stock certificates issued on behalf of an Optionee shall include a legend setting forth restrictions on transfer and any other legend required by the Committee.

          (a) Proxy or Voting Agreement. The Committee may condition the
              -------------------------
issuance of shares of Common Stock to an Optionee or an Optionee's beneficiary on such Optionee's or such beneficiary's entering into a proxy or voting agreement with the Company with respect to such shares of Common Stock.

          (b) Company's Right of First Refusal. Optionees and beneficiaries
              --------------------------------
shall not sell, transfer, assign, pledge, or otherwise dispose of or encumber (collectively, "Transfer"), whether voluntarily or by operation of law, any shares of Common Stock or any interest therein except in accordance with the terms and conditions of this subsection (b). Any Transfer in violation of this subsection (b) shall be null and void and of no force and effect.

          An Optionee (or, if applicable, beneficiary) shall give the Company prior written notice (the "Sale Notice") of any proposed Transfer of shares of Common Stock to a third party (a "Transferee") (other than a Transfer in connection with a registered public offering of the Common Stock under the Securities Act or any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer, or market maker), identifying the Transferee, the number of shares to be transferred, the amount of cash to be paid for the shares and the other terms and conditions of the proposed Transfer; provided, however in no event may an Optionee transfer any shares of the Common Stock pursuant to this Section for any consideration other than cash payable upon consummation of such Transfer or in installments over time. The Company shall have the right, exercisable by written notice to the Optionee (or beneficiary) within 60 calendar days following its receipt of the Sale Notice, to repurchase the shares intended to be transferred by the Optionee (or beneficiary). The purchase price to be paid to the Optionee (or beneficiary) upon any such repurchase shall be a cash amount equal to the cash amount the Optionee (or beneficiary) would have received from the proposed Transferee upon such Transfer.

          Closing with respect to the repurchase of such shares of Common Stock shall take place at the Company's principal office not more than 30 calendar days following the date of the Company's notice of its intention to repurchase the shares intended to be transferred by the Optionee (or beneficiary). The purchase price of such shares shall be paid in cash, by check, or by wire transfer. The Company may pay the purchase price for such shares by offsetting amounts outstanding under any bona fide debts owed by the Optionee to the Company.

          If the Company does not elect to repurchase the shares intended to be transferred by the Optionee (or beneficiary), then the Optionee (or beneficiary) may transfer such shares at a price and terms no more favorable to the proposed Transferee during the 60-day period immediately following the expiration of the 60-day period during which the Company could have elected to repurchase the shares. Any shares not transferred within such second 60-day period shall be subject to the provisions of this Section upon a subsequent proposed Transfer.

          The restrictions contained in this Section 13 will not apply to (i) Transfers of shares of the Common Stock pursuant to applicable laws of descent and distribution, or (ii) Transfers of shares of the Common Stock among the Optionee's "Family Group" (as defined below); provided that such restrictions will continue to be applicable to the Common Stock following any such Transfer and the Transferees of such Common Stock have agreed in writing to be bound by the provisions of this Section. For purposes hereof, "Family Group" shall mean the Optionee's spouse and descendants (whether natural or adopted) and any trust created solely for the benefit of the Optionee and/or the Optionee's spouse and/or descendants.

          (c) Company's Right to Repurchase Common Stock. Upon termination of an
              ------------------------------------------
Optionee's employment by or service for the Company or a Related Corporation for any reason, including death, disability, voluntary resignation, and involuntary termination with or without cause, the Company shall have the right, but not the obligation, to purchase all, or any whole number of shares less than all, of the shares of Common Stock then owned by the Optionee or the Optionee's beneficiary or owned by them after the exercise of Options pursuant to Sections 7(e), 7(f), or 7(g) hereof (the "Repurchase Right"). The purchase price of the shares pursuant to the Repurchase Right shall be the fair market value thereof as defined in Section 7(b) hereof. The Repurchase Right shall expire one year after the later of (i) the Optionee's termination of employment by or service for the Company or a Related Corporation or (ii) the date on which the right of the Optionee or his or her legal representative, estate, personal representative, or beneficiary, as the case may be, to exercise the Option covering the shares of Common Stock expires, unless the Company has given written notice to the Optionee (or the Optionee's legal representative, estate, personal representative, or beneficiary) of its exercise of the Repurchase Right, prior to the expiration of such one-year period.

          The fair market value of the shares of Common Stock shall be determined, in the case of an exercise of a Repurchase Right under this subsection (c), as of the date the Company gives the Optionee (or the Optionee's legal representative, estate, personal representative, or beneficiary) written notice of its exercise of the Repurchase Right.

          Closing with respect to any such repurchase of shares of Common Stock by the Company pursuant to this subsection (c) shall be held as described in subsection

(b) above. The purchase price of such shares shall be paid in cash, by check, or by wire transfer. The Company may pay the purchase price for such shares by offsetting amounts outstanding under any bona fide debts owed by the Optionee to the Company. The Company shall be entitled to receive customary representations and warranties from the sellers regarding such sale and to require all sellers' signatures to be guaranteed.

          (d) Notwithstanding anything to the contrary contained in this Section, all repurchases of Common Stock by the Company shall be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company's and its Related Corporations' debt and equity financing agreements. If any such restrictions prohibit the repurchase of Common Stock hereunder which the Company is otherwise entitled or required to make, the Company may make such repurchases as soon as it is permitted to do so under such restrictions.

      14. Rights. Neither the adoption of the Plan nor any action of the Board
          ------
or the Committee shall be deemed to give any individual any right to be granted an Option, or any other right hereunder, unless and until the Committee shall have granted such individual an Option, and then his or her rights shall be only such as are provided by the Option Agreement. Notwithstanding any provisions of the Plan or the Option Agreement with an Optionee, the Company and any Related Corporation shall have the right, in its discretion but subject to any employment contract or service agreement entered into with the Optionee, to retire the Optionee at any time pursuant to its retirement rules or otherwise to terminate an Optionee's employment or service at any time for any reason whatsoever.

      15. Indemnification of Board and Committee. Without limiting any other
          --------------------------------------
rights of indemnification which they may have from the Company and any Related Corporation, the members of the Board and the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any claim, action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, the Plan, or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of willful misconduct or recklessness on their part. Upon the making or institution of any such claim, action, suit, or proceeding, the Board or Committee member shall notify the Company in writing, giving the Company an opportunity, at its own expense, to handle and defend the same before such Board or Committee member undertakes to handle it on his or her own behalf. The provisions of this Section shall not give members of the Board or the Committee greater rights than they would have under the Company's by-laws or the Delaware General Corporation Law.

      16. Application of Funds. The proceeds received by the Company from the
          --------------------
sale of Common Stock pursuant to Options granted under the Plan shall be used for general corporate purposes. Any cash received in payment for shares upon exercise of an Option shall be added to the general funds of the Company and shall be used for its corporate purposes. Any Common Stock received in payment for shares upon exercise of an Option shall become treasury stock.

      17. Shareholder Approval. This Plan shall become effective on October 30,
          --------------------
1997 (the date the Plan was adopted by the Board); provided, however, that if the Plan is not approved by the shareholders, in the manner described in Section 12(b) hereof, within 12 months before or after the date the Plan was adopted by the Board, the Plan and all Options granted hereunder shall be null and void and no additional Options shall be granted hereunder.

      18. No Obligation to Exercise Option. The granting of an Option shall
          --------------------------------
impose no obligation upon an Optionee to exercise such Option.

      19. Termination of Plan. Unless earlier terminated as provided in the
          -------------------
Plan, the Plan and all authority granted hereunder shall terminate absolutely at 12:00 midnight on October 12, 2010, which date is within 10 years after the date the Plan was adopted by the Board, (or the date the Plan was approved by the shareholders of the Company, whichever is earlier), and no Options hereunder shall be granted thereafter. Nothing contained in this Section, however, shall terminate or affect the continued existence of rights created under Options issued hereunder, and outstanding on the date set forth in the preceding sentence, which by their terms extend beyond such date.

      20. Governing Law. The Plan shall be governed by the applicable Code
          -------------
provisions to the maximum extent possible. Otherwise, the laws of the State of Delaware shall govern the operation of, and the rights of Optionees under, the Plan, and Options granted thereunder.